Exhibit 99.2

REPORTING SUPPLEMENT

ACADIA REALTY TRUST

Table of Contents
First Quarter 2012

Section I - Financial Information		Section II - Opportunity Fund Information

Company Information	3	Opportunity Fund Overview	22
Total Market Capitalization	4	Opportunity Fund Properties	23
Operating Statements		Opportunity Fund Lease Expirations	24
Pro-rata Consolidation	5	Redevelopment Projects - Operating	27
Opportunity Funds	6	Redevelopment Projects - Construction and Design	28
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		RCP Venture Investments	29
and Funds Available for Distribution ("FAD")	7	Storage Portfolio	30
EBITDA	8
Same Property Net Operating Income	9
Fee Income	10	Section III - Core Portfolio Information
Balance Sheet - Pro-rata Consolidation	11
Notes Receivable	12	Core Properties	31
Other Information		Core Portfolio by State	33
2012 Guidance	13	Core Top Tenants	34
Net Asset Valuation	14	Core Lease Expirations	35
Selected Financial Ratios	15	Core New and Renewal Rent Spreads	37
Debt Analysis		Core Capital Expenditures	38
Summary	16	Portfolio Demographics	39
Detail	17	Important Notes	41
Maturities with Extension Options	20
Maturities	21

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust, a fully-integrated equity real estate investment trust, is focused on the ownership, management and redevelopment of high-quality retail properties and urban/infill mixed-use properties with a strong retail component located primarily in high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago. Acadia owns, or has an ownership interest in, 89 properties through its core portfolio and three opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

Corporate Headquarters	Investor Relations	New York Stock Exchange
1311 Mamaroneck Avenue	Jon Grisham	Symbol AKR
Suite 260	Senior Vice President,
White Plains, NY 10605	Chief Financial Officer
www.acadiarealty.com	(914) 288-8142
jgrisham@acadiarealty.com

Analyst Coverage

Bank of America / Merrill Lynch	Green Street Advisors	RBC Capital Markets
Craig Schmidt - (646) 855-3640	Cedrik LaChance - (949) 640-8780	Rich Moore, CFA - (440) 715-2646
craig.schmidt@baml.com	clachance@greenst.com	rich.moore@rbccm.com

Bank of Montreal	J.P. Morgan Securities, Inc.	UBS
Paul Adornato, CFA - (212) 885-4170	Michael W. Mueller, CFA - (212) 622-6689	Christy McElroy - (203) 719-7831
paul.adornato@bmo.com	michael.w.mueller@jpmorgan.com	christy.mcelroy@ubs.com

Citigroup - Global Markets	Keefe, Bruyette & Woods, Inc.
Quentin Velleley, CFA - (212) 816-6981	Sheila K. McGrath - (212) 887-7793
quentin.velleley@citi.com	smcgrath@kbw.com

Cowen and Company	KeyBanc Capital Markets, Inc.
Michael Gorman - (646) 562-1381	Todd Thomas - (917) 368-2286
michael.gorman@cowen.com	tthomas@keybanccm.com

Total Market Capitalization
(including pro-rata share of Opportunity Fund debt, dollars in thousands)

					Capitalization
	Percent of	Total Market Capitalization			based on
	Total Equity	$		%	Net Debt1
Equity Capitalization
Total Common Shares Outstanding	98.6%	43,572
Common Operating Partnership ("OP") Units	1.4%	622
Combined Common Shares and OP Units		44,194

Share Price March 31, 2012		$22.54

Equity Capitalization - Common Shares and OP Units		$996,133
Preferred OP Units		565	2
Total Equity Capitalization		996,698		70%	72%

Debt Capitalization
Consolidated debt		812,606
Adjustment to reflect pro-rata share of debt		(390,239)
Total Debt Capitalization		422,367		30%	28%

Total Market Capitalization		$1,419,065		100%	100%

Weighted Average Outstanding Common Shares and OP Units
(in thousands)
		March 31, 2012			March 31, 2011
		Quarter			Quarter
Weighted average Common Shares - Basic EPS		42,736			40,318
Dilutive potential Common Shares		410			262
Weighted average Common Shares - Diluted EPS		43,146			40,580
OP Units		621			466
Dilutive potential OP Units		25			-
Weighted average Common Shares and OP Units - Diluted FFO		43,792			41,046

Notes:
1 Reflects debt net of Core Portfolio and pro-rata share of Opportunity Funds cash balance ("Net Debt"). Cash balance as of March 31, 2012 was $ 36,722
2 Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
3 Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Income Statements - Pro-rata Consolidation1
Current Quarter
(in thousands)

	Three months ended March 31, 2012
	Core Retail				Opportunity Funds		Total
			Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued
	Owned	Ventures 2	Operations	Operations	Operations	Operations
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents	$11,713	$1,783	$13,496	$-	$3,834	$-	$17,330
Percentage rents	225	48	273	-	15	-	288
Expense reimbursements - CAM	838	175	1,013	-	375	-	1,388
Expense reimbursements - Taxes	1,760	272	2,032	-	459	-	2,491
Other property income	12	5	17	-	124	-	141
Total Property Revenues	14,548	2,283	16,831	-	4,807	-	21,638

PROPERTY EXPENSES
Property operating - CAM	1,360	218	1,578	-	419	-	1,997
Other property operating (Non-CAM)	651	51	702	-	650	-	1,352
Real estate taxes	2,214	324	2,538	-	659	-	3,197
Total Property Expenses	4,225	593	4,818	-	1,728	-	6,546

NET OPERATING INCOME - PROPERTIES	10,323	1,690	12,013	-	3,079	-	15,092

OTHER INCOME (EXPENSE)
Mezzanine interest income	1,457	-	1,457	-	135	-	1,592
Other interest income	54	-	54	-	-	-	54
Straight-line rent income, net	334	16	350	-	278	-	628
Straight-line ground rent expense	-	-	-	-	(22)	-	(22)
ASC 805 rent, net	103	35	138	-	24	-	162
ASC 805 interest expense	5	-	5	-	16	-	21
Interest expense	(3,206)	(1,127)	(4,333)	-	(1,063)	-	(5,396)
Amortization of finance costs	(57)	-	(57)	-	(126)	-	(183)
Asset and property management expense	(14)	-	(14)	-	(170)	-	(184)
Promote expense	-	-	-	-	-	-	-
Other income	334	(11)	323	-	-	-	323
Acquisition costs	(443)	-	(443)	-	(79)	-	(522)
Impairment of asset	-	-	-	-	-	-	-
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	8,890	603	9,493	-	2,072	-	11,565

FEE INCOME
Asset and property management fees and priority distributions	3,179	-	3,179	-	-	-	3,179
Transactional fees3	1,507	-	1,507	-	-	-	1,507
Provision for income taxes	(601)	-	(601)	-	76	-	(525)
FEE INCOME	4,085	-	4,085	-	76	-	4,161

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	(32)	-	(32)
Promote income - RCP	-	-	-	-	(16)	-	(16)
Promote income - Fund capital transactions	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-
Lease termination income	-	13	13	-	71	-	84
Gain (loss) on extinguishment of debt	-	-	-	-	-	-	-
Provision for income taxes (RCP)	25	(1)	24	-	-	-	24
Total Promote, RCP and Other Income	25	12	37	-	23	-	60

GENERAL AND ADMINISTRATIVE	(6,210)	(10)	(6,220)	-	(67)	-	(6,287)

Depreciation and amortization	(3,399)	(393)	(3,792)	-	(1,204)	-	(4,996)
ASC 805 amortization	(293)	-	(293)	-	(139)	-	(432)
Gain on sale of properties	-	-	-	-	-	-	-
Income before noncontrolling interests	3,098	212	3,310	-	761	-	4,071

Noncontrolling interest - OP	(67)	-	(67)	-	-	-	(67)
Noncontrolling interests	-	-	-	-	6	-	6

NET INCOME	$3,031	$212	$3,243	$-	$767	$-	$4,010

Notes:
1Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
2Represents the Company's pro-rata share unconsolidated investments which are detailed on pages 31 and 32.
3Consists of development, construction, leasing and legal fees.

Income Statements - Opportunity Funds1
Current Quarter
(in thousands)

			Three months ended March 31, 2012
					Continuing	Discontinued			AKR				Continuing	Discontinued		AKR		Pro-rata		AKR	Total
					Operations	Operations			Pro-				Operations	Operations		Pro-		share of		Pro-	AKR
	Fund I	Fund I	Fund I	AKR	AKR Pro-	AKR Pro-		AKR	rata	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		rata		Fund III		rata	Pro-
	Continuing	Discontinued	Consolidated	Promote	rata share	rata share	Mervyns	Promote	share	Continuing	Discontinued	Consolidated	rata share	rata share	Mervyns	share		unconsolidated	Adjusted	share	rata
	Operations	Operations	Operations	20.00%	22.22%	22.22%	I	20.00%	22.22%	Operations	Operations	Operations	20.00%	20.00%	II	20.00%	Fund III	affiliates3	Fund III	19.90%	share

PROPERTY REVENUES
Minimum rents	$269	$-	$269	$54	$48	$-	$-	$-	$-	$8,202	$-	$8,202	$1,639	$-	$-	$-	$8,406	$2,105	$10,511	$2,093	$3,834
Percentage rents	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	18	57	75	15	15
Expense reimbursements - CAM	49	-	49	10	9	-	-	-	-	1,016	-	1,016	203	-	-	-	431	336	767	153	375
Expense reimbursements - Taxes	174	-	174	35	31	-	-	-	-	637	-	637	127	-	-	-	1,041	295	1,336	266	459
Other property income	-	-	-	-	-	-	-	-	-	111	-	111	22	-	-	-	431	82	513	102	124
Total Property Revenues	492	-	492	98	87	-	-	-	-	9,966	-	9,966	1,991	-	-	-	10,327	2,875	13,202	2,629	4,807

PROPERTY EXPENSES
Property operating - CAM	48	-	48	10	9	-	-	-	-	1,159	-	1,159	232	-	-	-	523	325	848	169	419
Other property operating (Non-CAM)	46	-	46	9	8	-	-	-	-	1,330	-	1,330	266	-	-	-	1,647	196	1,843	367	650
Real estate taxes	77	-	77	15	14	-	-	-	-	1,057	-	1,057	211	-	-	-	1,555	552	2,107	419	659
Total Property Expenses	171	-	171	34	30	-	-	-	-	3,546	-	3,546	709	-	-	-	3,725	1,073	4,798	955	1,728

NET OPERATING INCOME - PROPERTIES	321	-	321	64	57	-	-	-	-	6,420	-	6,420	1,282	-	-	-	6,602	1,802	8,404	1,674	3,079

OTHER INCOME (EXPENSE)
Mezzanine interest income	143	-	143	29	25	-	-	-	-	-	-	-	-	-	-	-	406	-	406	81	135
Other interest income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Straight-line rent income, net	16	-	16	3	3	-	-	-	-	1,058	-	1,058	212	-	-	-	127	174	301	60	278
Straight-line ground rent	-	-	-	-	-	-	-	-	-	(108)	-	(108)	(22)	-	-	-	-	-	-	-	(22)
ASC 805 rent, net	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(141)	262	121	24	24
ASC 805 interest expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	81	81	16	16
Interest expense	(46)	-	(46)	(9)	(8)	-	-	-	-	(2,665)	-	(2,665)	(533)	-	-	-	(1,735)	(844)	(2,579)	(513)	(1,063)
Amortization of finance costs	(7)	-	(7)	(1)	(1)	-	-	-	-	(326)	-	(326)	(65)	-	-	-	(292)	-	(292)	(58)	(126)
Asset and property management expense 2	2	-	2	-	-	-	-	-	-	(1,314)	-	(1,314)	-	-	(143)	-	(2,382)	(957)	(3,339)	(170)	(170)
Promote expense2	(37)	-	(37)	-	-	-	16	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1	1	-	-
Acquisition costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(395)	-	(395)	(79)	(79)
Impairment of asset	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
OPPORTUNITY FUND INCOME	392	-	392	85	76	-	16	-	-	3,065	-	3,065	874	-	(143)	-	2,190	519	2,709	1,035	2,072

FEE INCOME
Asset and property management fees and
priority distributions 2	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Transactional fees	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes	5	-	5	1	1	-	-	-	-	(18)	-	(18)	(4)	-	-	-	394	-	394	78	76
Total Fee Income	5	-	5	1	1	-	-	-	-	(18)	-	(18)	(4)	-	-	-	394	-	394	78	76

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	-	-	-	-	-	-	(79)	-	(14)	-	-	-	-	-	(92)	(18)	-	-	-	-	(32)
Promote income - RCP	-	-	-	-	-	-	-	(16)	-	-	-	-	-	-	-	-	-	-	-	-	(16)
Promote income - Fund capital transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Equity in earnings of unconsolidated properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Lease termination income	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	357	357	71	71
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provision for income taxes (RCP)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Promote, RCP and Other Income	-	-	-	-	-	-	(79)	(16)	(14)	-	-	-	-	-	(92)	(18)	-	357	357	71	23

GENERAL AND ADMINISTRATIVE	(27)	-	(27)	(5)	(5)	-	(3)	(1)	(1)	(146)	-	(146)	(29)	-	(7)	(1)	(128)	(1)	(129)	(26)	(67)

Depreciation and amortization	(79)	-	(79)	(16)	(14)	-	-	-	-	(2,764)	-	(2,764)	(553)	-	-	-	(2,472)	(646)	(3,118)	(620)	(1,204)
ASC 805 amortization	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(304)	(392)	(696)	(139)	(139)
Gain on sale of properties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income before noncontrolling interest	291	-	291	65	58	-	(66)	(16)	(15)	137	-	137	288	-	(242)	(19)	(320)	(163)	(483)	399	761

Noncontrolling interest - OP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Noncontrolling interests	-	-	-	-	-	-	-	-	-	(2)	-	(2)	-	-	-	-	30	-	30	6	6

NET INCOME	$291	$-	$291	$65	$58	$-	$(66)	$(16)	$(15)	$135	$-	$135	$288	$-	$(242)	$(19)	$(290)	$(163)	$(453)	$405	$767

Notes:
1   Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.  The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items.  In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II & III and Mervyn's which are consolidated with the Company's financial statements.

2 Funds I, II & III and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.
3 Represents the Company's pro-rata share unconsolidated investments which are detailed on page 23.

Funds from Operations ("FFO") 1
(in thousands)

	2012	2011
	Current	Historic
	Quarter	Quarter
	3 months ended	3 months ended
Funds from operations ("FFO"):	March 31, 2012	March 31, 2011

Net Income	$4,010	$9,423
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates	4,828	4,458
Unconsolidated affiliates	392	353
Gain on sale of properties (net of noncontrolling interest share)
Consolidated affiliates	-	(784)
Income attributable to noncontrolling interests'
share in Operating Partnership	63	115
Distributions on Preferred OP Units	5	5
FFO	$9,298	$13,570

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$9,298	$13,570
Straight line rent, net	(628)	(457)
Straight-line ground rent expense	22	22
ASC 805 rent, net	(162)	138
ASC 805 interest expense	(21)	(5)
Impairment of asset	-	-
Amortization of discount on convertible debt	-	269
Non real estate depreciation	118	116
Amortization of finance costs	207	285
Amortization of cost of management contracts	20	70
Tenant improvements	(1,583)	(1,237)
Leasing commissions	(306)	(475)
Capital expenditures	(64)	(218)
(Gain) loss on extinguishment of debt	-	(1,673)
AFFO	$6,901	$10,405

Funds Available for Distribution ("FAD")
AFFO	$6,901	$10,405
Scheduled principal repayments	(810)	(632)
FAD	$6,091	$9,773

Total weighted average shares and OP Units:
Basic	43,382	40,784
Diluted	43,792	41,046

FFO per share:
FFO per share - Basic	$0.21	$0.33
FFO per share - Diluted	$0.21	$0.33

AFFO per share - Basic	$0.16	$0.26
AFFO per share - Diluted	$0.16	$0.25

FAD per share - Basic	$0.14	$0.24
FAD per share - Diluted	$0.14	$0.24

Notes:
1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2 Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

Income Statements - EBITDA
Current Quarter
(in thousands)

	Current Quarter
	Three months ended March 31, 2012
	Core Retail				Opportunity Funds
			Total
	Wholly	Joint	Continuing	Discontinued	Continuing	Discontinued	TOTAL
	Owned	Ventures	Operations	Operations	Operations	Operations

NET INCOME	$3,031	$212	$3,243	$-	$767	$-	$4,010

Add back:
Depreciation and amortization	3,399	393	3,792	-	1,204	-	4,996
ASC 805 amortization	293	-	293	-	139	-	432
Interest expense	3,206	1,127	4,333	-	1,063	-	5,396
Amortization of finance costs	57	-	57	-	126	-	183
ASC 805 interest expense	(5)	-	(5)	-	(16)	-	(21)
Impairment of asset	-	-	-	-	-	-	-
Gain on sale of properties	-	-	-	-	-	-	-
Provision for income taxes	576	1	577	-	(76)	-	501
(Gain) loss on extinguishment of debt	-	-	-	-	-	-	-
Noncontrolling interest - OP	67	-	67	-	-	-	67
Noncontrolling interests	-	-	-	-	(6)	-	(6)

EBITDA	$10,624	$1,733	$12,357	$-	$3,201	$-	$15,558

Core Portfolio
Net Operating Income (NOI) - Same Property Performance 1
(in thousands)

			Growth in Same
	Three months ended		Property NOI -
			Continuing Operations
	March 31, 2012	March 31, 2011	Favorable (unfavorable)

Reconciliation of total NOI to same property NOI:

NOI - Retail properties	$12,013	$11,014
NOI - Discontinued Operations	-	663

Total NOI	12,013	11,677

NOI - Properties acquired or in redevelopment	(1,631)	(215)
NOI - Discontinued Operations	-	(663)

Total	$10,382	$10,799	-3.9%

Same property NOI by revenues/expenses:

Revenues	$14,836	$15,621	-5.0%
Expenses	4,454	4,822	7.6%

Total Core Portfolio	$10,382	$10,799	-3.9%

Notes:
1 The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Income Statements - Fee income by Opportunity Fund
Current Quarter
(in thousands)

	Fund I	Fund II	Fund III	Other	Total
Three months ended March 31, 2012
Asset and property management fees and priority distributions	$89	$1,103	$1,717	$270	$3,179
Transactional fees	14	826	504	163	1,507
Total management fees and priority distributions	$103	$1,929	$2,221	$433	$4,686

Pro-Rata Consolidated Balance Sheet
(in thousands)

	Consolidated	Noncontrolling	Company's	Pro-Rata
	Balance	Interest in	Interest in	Consolidated
	Sheet	Consolidated	Unconsolidated	Balance
	As Reported 1	Subsidiaries	Subsidiaries	Sheet 2	Notes
ASSETS
Real estate
Land	$303,538	$(147,731)	$16,400	$172,207	1 The interim consolidated balance sheet is unaudited, although it
Buildings and improvements	1,022,663	(494,569)	70,124	598,218	reflect all adjustments, which in the opinion of management,
Construction in progress	11,742	(2,092)	322	9,972	are necessary for the fair presentation of the consolidated
	1,337,943	(644,392)	86,846	780,397	balance sheet for the interim period.
Less: accumulated depreciation	(188,243)	48,484	(12,254)	(152,013)
Net real estate	1,149,700	(595,908)	74,592	628,384	2 The Company currently invests in Funds I, II & III and Mervyns I & II
					which are consolidated with the Company's financial statements.
Net real estate under development	227,703	(184,296)	124	43,531	To provide investors with supplemental information, the Company's
					investments in these joint ventures are reflected above on a
Cash and cash equivalents	49,670	(15,031)	2,083	36,722	pro-rata basis by calculating its ownership percentage for each
Cash in escrow	18,701	(10,660)	1,330	9,371	of the above asset and liability line items. Similarly, the above
Investments in and advances to unconsolidated affiliates	85,099	(55,638)	(17,098)	12,364	presentation also includes the Company's share of assets and
Rents receivable, net	4,400	(1,438)	124	3,086	liabilities for unconsolidated investments which are accounted
Straight-line rents receivable, net	21,429	(11,872)	1,671	11,228	for under the equity method of accounting for the Company's
Notes Receivable	77,180	(17,174)	-	60,006	financial statements.
Deferred charges, net	26,016	(21,978)	1,505	5,543
Prepaid expenses and other assets	39,289	16,614	817	56,720	3 The components of Net real estate under development are as follows:
Acquired lease intangibles	25,767	(10,240)	1,078	16,605	Fund II	$198,590
Accounts receivable from related parties	1,782			1,782	Fund III	26,289
Assets of discontinued operations	-	-	-	-	Total Opportunity Funds	224,879
					Core Portfolio	2,824
Total Assets	$1,726,736	$(907,621)	$66,226	$885,342	Total	$227,703

LIABILITIES AND SHAREHOLDERS' EQUITY					4 The components of Prepaid expenses and other assets are as follows:
					Due from Fund Investors	$31,774
Mortgage notes payable	811,676	(474,590)	84,350	$421,437		9,732
Notes payable	930	-	-	930	Prepaid expenses	4,452
Valuation of debt at acquisition, net of amortization	24	(10)	161	175	Contract deposits	3,701
Acquired lease intangibles	5,173	(2,642)	1,571	4,102	Accrued interest on Notes Receivable	2,138
Accounts payable and accrued expenses	34,705	(12,234)	1,297	23,768	Income tax receivables	1,226
Dividends and distributions payable	8,097	-	-	8,097	Corporate assets	1,059
Share of losses in excess of inv. in unconsolidated affiliates	21,863	-	(21,863)	-	Other	2,638
Other liabilities	20,929	(8,653)	710	12,986	Total	$56,720
Liabilities of discontinued operations	-	-	-	-
Total liabilities	903,397	(498,129)	66,226	471,495

Shareholders' equity:
Common shares	44	-	-	44
Additional paid-in capital	368,978	-	-	368,978
Accumulated other comprehensive income	(3,319)	-	-	(3,319)
Retained earnings	35,519	-	-	35,519
Total controlling interest	401,222	-	-	401,222
Non-controlling interest in subsidiary	422,117	(409,492)	-	12,625
Total shareholders' equity	823,339	(409,492)	-	413,847

Total Liabilities and Shareholders' Equity	$1,726,736	$(907,621)	$66,226	$885,342

Notes Receivable
(in thousands)

	Balance at
	December		Balance at							Underlying third-party
	31, 2011	First	March 31, 2012			Stated	Effective			first mortgage
		Quarter		Accrued		Interest	Interest	Maturity	Extension		Maturity
Investment	Principal	Activity	Principal	Interest	Total	Rate	Rate 1	Dates	Options	Amount	Dates

First mortgage and other notes	$5,669	$1,080	$6,749	$134	$6,883	12.63%	16.23%	2012 to 2017	-	n/a	n/a

Short-term notes related to acquisitions	12,500	16,000	28,500	528	29,028	11.00%	11.00%	2013 to 2017	-	n/a	n/a

Mezzanine notes	18,659	96	18,755	689	19,444	12.70%	14.31%	2012 to 2017	-	311,716	2012 thru 2019

Total notes receivable	$36,828	$17,176	$54,004	$1,351	$55,355	11.79%	12.80%

Notes:
1 Inclusive of points and exit fees.
			Balance at
			March 31,
Reconciliation of Notes Receivable to the Consolidated Balance Sheet			2012

Total Notes Receivable per above			$54,004

Fund I first mortgage loan - Kroger/Safeway sale			12,609
Fund III first mortgage investment			10,000
Fund III non-real estate loans			567

Total Notes Receivable per Consolidated Balance Sheet			$77,180

2012 Guidance - Highlights
(in millions except per share amounts, all per share amounts are fully diluted)

	Current
	2012 Guidance	2011 Actual
Overall:

Fully diluted Common Shares and OP Units	45,500 - 48,000	41,467

Full year Funds from Operations ("FFO") per share	$1.00 to $1.05	$0.97

Earnings per Share ("EPS")	$0.54 to $0.60	$1.26

FFO Components:

Core and pro-rata share of opportunity Fund ("Fund") portfolio income	$49.5 to $52.5	$43.9

Asset and property management fee income, net of TRS taxes	$14.0 to $14.5	$12.1

Transactional fee income, net of TRS taxes	$5.0 to $6.5	$6.2

Promote, RCP and other income, net of TRS taxes	$0.5 to $1.0	$1.5

General and administrative expense	$(23.5) to $(24.0)	$(23.4)

Total	$45.5 to $50.5	$40.3

Net Asset Valuation Information														(
(in thousands)		FUND I			FUND II				FUND III
			AKR pro-rata share		Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share
	CORE	Fund Level	%	$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Operating properties1	$12,013	--			$-	$-	20.00%	$-	$3,331	$13,324	19.90%		$2,652
Operating properties - Unconsolidated Affiliates					-	-			1,802	7,208			1,434
Development Portfolio
Construction complete - Stabilized	-				3,870	15,480		3,096	-	-			-
Construction complete - Pre-stabilized	-				2,144	8,576		1,715	195	780			155
Storage portfolio	-				406	1,624		325	3,002	12,008			2,390
Total NOI	$12,013				$6,420	$25,680		$5,136	$8,330	$33,320			$6,631

Cost to Date2
Construction complete (both stabilized and pre-stabilized)						$416,800		$83,360		$24,900			$4,955
Under construction						112,700		22,540		-			-
In-design						34,400		6,880		75,500			15,025
Storage portfolio						-		-		186,700			37,154

Costs to Complete2
Construction complete (both stabilized and pre-stabilized)						$12,100		$2,420		$600			$119
Under construction						137,300		27,460		-			-
In-design						-		-		-			-

Annual NOI Upon Stabilization (Mid-Point of Range)
Construction complete (both stabilized and pre-stabilized)						$34,312		$6,862		$2,040			$406
Storage portfolio						-		-		14,936			2,972
Under construction						20,000		4,000		-			-

Debt4	$297,734	$8,260				$330,361		$62,159		$311,521			$59,352

Gross asset value1		32,600
Net Asset Value		$24,340	37.78%	$9,196

Notes:
1Fund I value is based on property appraisals. Pro-rata share is 20% (AKR promote) + 22% x 80% ( AKR remaining share after promote) = 37.78%.
Total future promote is approximately $1,500
2See detail on pages 27 and 28 of this supplement.

Selected Operating Ratios
(in thousands)

	Three months ended March 31,					Three months ended March 31,		Three months ended December 31,
	2012		2011			2012		2011
COVERAGE RATIOS1					LEVERAGE RATIOS

EBITDA2	$15,558		$18,439		Debt4	$422,367		$396,457
Divided by Interest expense	5,396		5,749		Total Market Capitalization	1,419,065		1,264,553
Interest Coverage Ratio	2.88	x	3.21	x	Debt/Total Market Capitalization	30%		31%

EBITDA	$15,558		$18,439		Debt + Preferred Equity (Preferred O.P. Units)	$422,932		$396,962
Divided by (Interest expense	5,396		5,749		Total Market Capitalization	1,419,065		1,264,553
Plus: Preferred Dividends)3	5		5		Debt+Preferred Equity/Total Market Capitalization	30%		31%
Fixed Charge Coverage Ratio	2.88	x	3.20	x
					Debt	$297,734		$271,210
EBITDA	$15,558		$18,439		EBITDA (Annualized)	49,428		51,572
Divided by (Interest expense	5,396		5,749		Debt/EBITDA - Core Portfolio	6.02	x	5.26	x
Plus: Principal Amortization)	810		632
Debt Service Coverage Ratio	2.51	x	2.89	x	Debt5	$268,182		$208,249
					EBITDA (Annualized)	49,428		51,572
Payout Ratios					Net Debt/EBITDA - Core Portfolio	5.43	x	4.04	x

Dividends (Shares) & Distributions (O.P. Units) paid	$7,914		$7,505		Debt	$422,367		$396,457
FFO	9,298		13,570		EBITDA (Annualized)	62,232		65,543
FFO Payout Ratio	85%		55%		Debt/EBITDA - Core Portfolio and Opportunity Funds	6.79	x	6.05	x

Dividends (Shares) & Distributions (O.P. Units) paid	$7,914		$7,505		Debt6	$385,645		$324,472
AFFO	6,901		10,405		EBITDA (Annualized)	62,232		65,543
AFFO Payout Ratio	115%		72%
					Net Debt/EBITDA - Core Portfolio and Oppoerunity Funds	6.20	x	4.95	x
Dividends (Shares) & Distributions (O.P. Units) paid	$7,914		$7,505
FAD	6,091		9,773		NOI (Annualized)	$48,052		$45,443
FAD Payout Ratio	130%		77%		Debt	297,734		221,210
					Debt Yield - Core Portfolio	16.1%		16.8%

					NOI (Annualized)	$48,052		$45,443
					Debt5	268,182		208,249
					Net Debt Yield - Core Portfolio	17.9%		21.8%

					NOI (Annualized)	$60,368		$56,268
					Debt	422,367		396,457
					Debt Yield - Core Portfolio and Opportunity Funds	14.3%		14.2%

					NOI (Annualized)	$60,368		$56,268
					Debt6	385,645		324,472
					Net Debt Yield - Core Portfolio and Opportunity Funds	15.7%		17.3%

Notes:

1Quarterly results are unaudited, although they reflect all adjustments,  which in the opinion of management, are necessary for a fair presentation of operating  results for the interim periods. The coverage ratios include the Company's pro-rata share  of EBITDA, interest expense and principal amortization related to both the Company's  consolidated and unconsolidated investments in joint ventures.
2See page 8 for a calculation of EBITDA.
3Represents preferred distributions on Preferred Operating partnership Units.
4Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.
5Reflects debt net of the current Core Portfolio cash balance at end of period.
6Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds  cash balance at end of period.

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt 2							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Opportunity Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	Fixed vs	Interest Share of	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Consolidated Debt 3	Debt 4	As Reported

Fixed-Rate Debt 1	$318,403	5.6%	$19,875	6.2%	$338,278	5.6%	80%	$50,611	$(73,895)	$314,994
Variable-Rate Debt 1	(20,669)	2.1%	104,757	3.0%	84,088	3.4%	20%	423,979	(10,455)	497,612

Total	$297,734	5.6%	$124,633	4.1%	$422,367	5.2%	100%	$474,590	$(84,350)	812,606

FAS 141 purchase price debt allocation										24
Total debt as reported										$812,630

Notes
1 Fixed-rate debt includes notional principal fixed through swap transactions.
2 Represents the Company's pro-rata share of debt based on its percent ownership.
3 Represents the noncontrolling Interest pro-rata share of consolidated partnership debt based on its percent ownership.
4 Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

Debt Analysis
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	March 31, 2012	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Clark Diversey	Acadia	$4,455	100.0%	$4,455	6.35%	7/1/2014	None
New Loudon Center	Acadia	13,820	100.0%	13,820	5.64%	9/6/2014	None
Crossroads Shopping Center	Crossroads JV	60,128	49.0%	29,462	5.37%	12/1/2014	None
Crescent Plaza	Acadia	17,222	100.0%	17,222	4.98%	9/6/2015	None
Pacesetter Park Shopping Center	Acadia	11,892	100.0%	11,892	5.12%	11/6/2015	None
Elmwood Park Shopping Center	Acadia	33,618	100.0%	33,618	5.53%	1/1/2016	None
Chicago Portfolio	Acadia	14,472	100.0%	14,472	5.62%	2/1/2016	None
Chicago Portfolio	Acadia	1,537	100.0%	1,537	5.55%	2/1/2016	None
The Gateway Shopping Center	Acadia	20,240	100.0%	20,240	5.44%	3/1/2016	None
Cambridge (Whole Foods)	Acadia	7,013	100.0%	7,013	6.26%	5/1/2016	None
Brandywine Town Center	Brandywine JV	166,200	22.2%	36,933	5.99%	7/1/2016	None
Walnut Hill Plaza	Acadia	23,391	100.0%	23,391	6.06%	10/1/2016	None
Acadia Realty Trust (Convertible Notes)	Acadia	930	100.0%	930	3.75%	12/15/2016	None
239 Greenwich Avenue	Acadia	26,000	75.0%	19,500	5.42%	2/11/2017	None
Merrillville Plaza	Acadia	26,250	100.0%	26,250	5.88%	8/1/2017	None
Georgetown Portfolio	Acadia	6,390	50.0%	3,195	6.15%	6/15/2020	None
Georgetown Portfolio	Acadia	984	50.0%	492	5.50%	5/26/2021	None
A & P Shopping Plaza	Acadia	7,833	60.0%	4,700	6.40%	11/1/2032	None
Interest rate swaps1	Acadia	49,281	100.0%	49,281	5.17%	Various

Sub-Total Fixed-Rate Debt		491,656		318,403	5.57%

Variable-Rate Debt

Georgetown Portfolio	Acadia	2,758	50.0%	1,379	Libor + 210	10/31/2012	None
Various2	Acadia	1,000	100.0%	1,000	Libor + 125	12/1/2012	None
Cambridge (Rite Aid)	Acadia	4,250	100.0%	4,250	Libor + 200	2/28/2013	None
Branch Plaza	Acadia	12,702	100.0%	12,702	Libor + 225	9/30/2014	1 x 36 mos.
Village Commons Shopping Center	Acadia	9,281	100.0%	9,281	Libor + 140	6/30/2018	None
Interest rate swaps1	Acadia	(49,281)	100.0%	(49,281)

Sub-Total Variable-Rate Debt		(19,290)		(20,669)	Libor + 189

Total Core Portfolio Debt		$472,366		$297,734	5.62%

Debt Analysis (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	March 31, 2012	Percent	Amount	Rate	Date	Options

OPPORTUNITY FUNDS

Fixed-Rate Debt
Lincoln Road7	Fund III	20,163	18.9%	3,813	6.14%	8/11/2014	None
CityPoint	Fund II	20,000	18.8%	3,766	7.25%	11/1/2014	None
216th Street3	Fund II	25,500	19.8%	5,054	5.80%	10/1/2017	None
Atlantic Avenue	Fund II	11,540	13.3%	1,539	7.34%	1/1/2020	None
Interest rate swaps1	Funds I, II & III	29,443	19.4%	5,703	5.54%	Various

Sub-Total Fixed-Rate Debt		106,646		19,875	6.18%

Variable-Rate Debt
Canarsie Plaza	Fund II	56,476	15.9%	8,955	Libor + 400	4/11/2012	1 x 36 mos.
Liberty Avenue	Fund II	9,348	19.8%	1,853	Libor + 325	9/1/2012	None
Fordham Place3	Fund II	83,947	19.8%	16,638	Libor + 350	9/30/2012	None
Acadia Strategic Opportunity Fund III, LLC5	Fund III	133,579	19.9%	26,582	Libor + 225	10/10/2012	None
Tarrytown Shopping Center	Fund I	8,260	37.8%	3,121	Libor + 165	10/30/2012	None
161st Street3	Fund II	28,900	19.8%	5,728	Libor + 550	4/1/2013	None
CityPoint	Fund II	20,650	18.8%	3,888	Libor + 250	8/12/2013	2 x 12 mos.
Storage Post - Various4	Fund III	42,000	18.9%	7,940	Libor + 415	8/31/2013	None
Pelham Manor Shopping Plaza3	Fund II	34,000	19.8%	6,739	Libor + 275	12/1/2013	None
125 Main Street	Fund III	12,500	15.9%	1,991	Libor + 235	9/30/2014	2 x 12 mos.
Acadia Strategic Opportunity Fund II, LLC	Fund II	40,000	20.0%	8,000	Libor + 290	12/22/2014	None
Parkway Crossing8	Fund III	14,000	17.9%	2,508	Libor + 220	1/1/2015	2 x 12 mos.
Cortlandt Towne Center	Fund III	50,000	19.9%	9,950	Libor + 190	10/26/2015	None
White City Shopping Center6	Fund III	39,279	16.7%	6,568	Libor + 260	12/23/2017	1 x 36 mos.
Interest rate swaps1	Funds I, II & III	(29,443)	19.4%	(5,703)

Sub-Total Variable-Rate Debt		543,496		104,757	Libor + 273

Total Opportunity Funds Portfolio Debt		$650,142		$124,632	4.06%

Debt Analysis - Notes
(in thousands)

1The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:

	Notional	Pro-rata	Average	Maturity
	principal	Share	Swap rate	Date

Core Portfolio	$15,000	$15,000	3.79%	11/30/2012
	15,000	15,000	3.41%	11/30/2012
	10,000	10,000	2.65%	11/30/2012
	9,281	9,281	2.90%	7/2/2018
	$49,281	$49,281	3.28%

Opportunity Funds	$19,629	$3,282	2.90%	12/26/2017
	9,814	1,641	3.02%	12/26/2017
	$29,443	$4,923	2.94%

Total Core Portfolio and Opportunity Funds	$78,724	$54,204	3.24%

2This is a revolving facility for up to $64,500 and is collateralized by Bloomfield Town Square, Hobson West Plaza, Marketplace of Absecon,
Abington Towne Center, Methuen Shopping Center and Town Line Plaza.
3Fund II is a 99.1% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 99.1% x 20%, or 19.8%.
4The loan is collateralized by Storage Post locations - Linden, Webster Avenue, Jersey City, Fordham Road, Lawrence and Ridgewood.
5This is an acquisition facility with no current additional capacity.
6Fund III is an 84.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 84.0% x 19.9%, or 16.7%.
7Fund III is a 95.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 95.0% x 19.9%, or 18.9%.
8Fund III is a 90.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 90.0% x 19.9%, or 17.9%.

Future Debt Maturities - Including Extension Options
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2012	$3,035	$3,758	$6,793	$2,541	$2,379	$4,920	2.12%	n/a	2.12%
2013	4,460	4,250	8,710	3,766	4,250	8,016	2.24%	n/a	2.24%
2014	4,516	74,406	78,922	3,783	45,280	49,063	5.47%	5.47%	n/a
2015	3,135	27,344	30,479	2,982	27,344	30,326	5.04%	5.04%	n/a
2016	1,608	261,169	262,777	1,446	131,902	133,348	5.88%	5.88%	n/a
Thereafter	7,491	77,194	84,685	4,685	67,376	72,061	4.78%	5.71%	2.13%
Total	$24,245	$448,121	$472,366	$19,203	$278,531	$297,734

Opportunity Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2012	$1,399	$235,134	$236,533	$226	$48,223	$48,449	3.41%	n/a	3.41%
2013	2,174	103,801	105,975	309	20,285	20,594	4.42%	n/a	4.42%
2014	1,170	79,179	80,349	204	15,393	15,597	4.91%	6.71%	3.14%
2015	1,043	127,126	128,169	178	22,793	22,971	4.18%	n/a	4.18%
2016	1,047	12,500	13,547	178	1,990	2,168	2.59%	n/a	2.59%
Thereafter	2,502	83,067	85,569	412	14,441	14,853	4.30%	6.27%	2.74%
Total	$9,335	$640,807	$650,142	$1,507	$123,125	$124,632

Future Debt Maturities - Not Including Extension Options
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2012	$3,035	$3,758	$6,793	$2,541	$2,379	$4,920	2.12%	n/a	2.12%
2013	4,460	4,250	8,710	3,766	4,250	8,016	2.24%	n/a	2.24%
2014	4,476	86,502	90,978	3,743	57,376	61,119	5.05%	5.47%	2.49%
2015	2,900	27,344	30,244	2,747	27,344	30,091	5.04%	5.04%	n/a
2016	1,373	261,169	262,542	1,211	131,902	133,113	5.88%	5.88%	n/a
Thereafter	7,296	65,803	73,099	4,489	55,985	60,474	5.18%	5.71%	1.64%
Total	$23,540	$448,826	$472,366	$18,497	$279,237	$297,734

Opportunity Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt
2012	$1,399	$291,611	$293,010	$226	$57,178	$57,404	4.01%	n/a	4.01%
2013	2,174	124,451	126,625	309	24,173	24,482	4.14%	n/a	4.14%
2014	1,170	91,679	92,849	204	17,383	17,587	4.59%	6.71%	3.01%
2015	627	62,926	63,553	103	12,264	12,367	2.20%	n/a	2.20%
2016	631	-	631	103	-	103	n/a	n/a	n/a
Thereafter	771	72,703	73,474	122	12,567	12,689	4.57%	6.27%	2.84%
Total	$6,772	$643,370	$650,142	$1,067	$123,565	$124,632

Overview of Acadia Strategic Opportunity Funds

Item	FUND I	FUND II	FUND III

Date formed	September 2001	June 2004	May 2007

Capital commitment	$90 million	$300 million	$503 million

Funding	Fully funded	$282.2 million funded through March 31, 2012	$254.3 million funded through March 31, 2012

Partnership structure

Equity Contribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Cash flow distribution:	22.22% - Acadia	20% - Acadia	20% - Acadia
	77.78% - Four institutional investors	80% - Six institutional investors	80% - 14 institutional investors

Promote:	20% to Acadia once all partners (including	20% to Acadia once all partners (including	20% to Acadia once all partners (including
	Acadia) have received 9% preferred return and	Acadia) have received 8% preferred return and	Acadia) have received 6% preferred return and
	return of equity	return of equity	return of equity

	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners	Remaining 80% is distributed to all the partners
	(including Acadia).	(including Acadia).	(including Acadia).

	All original capital and accumulated preference	All unfunded capital is anticipated to be used to	The Fund is currently in acquisition phase through
	has been paid. Acadia is entitled to a Promote	complete existing projects	June 2012.
on all future distributions.

Fees to Acadia	Priority distribution fee equal to 1.5% of implied	Asset management fee equal to 1.5% of total	Asset management fee equal to 1.5% of total
	capital	committed capital	committed capital

	Priority distribution fee equal to 4% of gross	Property management fee equal to 4% of gross	Property management fee equal to 4% of gross
	property revenues	property revenues	property revenues

	Market rate leasing fees	Market rate leasing fees	Market rate leasing fees

	Market rate construction/project management fees	Market rate construction/project management fees	Market rate construction/project management fees

Development fee equal to 3% of total project cost

Opportunity Fund Retail Properties - Detail

		Ownership	Gross Leasable Area			Occupancy			Annualized Base Rent
	Anchors	%	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.
Fund I Portfolio Detail:

NEW YORK

New York
Tarrytown Shopping Center	Walgreen's	100%	15,497	19,482	34,979	100.00%	73.60%	85.30%	$475,000	$373,733	$848,733	$30.65	$26.06	$28.45

VARIOUS

Kroger/Safeway Portfolio (3 Properties)	Kroger/Safeway	75%	97,500	-	97,500	69.23%	0.00%	69.23%	302,076	-	302,076	4.48	-	4.48

Grand Total - Fund I			112,997	19,482	132,479	73.45%	73.60%	73.47%	$777,076	$373,733	$1,150,809	$9.36	$26.06	$11.82

Fund II Portfolio Detail 2

NEW YORK

New York
Pelham Manor Shopping Plaza	BJ's Wholesale Club, PetSmart, Storage Post	99.1%	169,512	58,981	228,493	100.00%	64.96%	90.96%	$4,287,282	$1,314,497	$5,601,779	$25.29	$34.31	$26.95
Fordham Place	Walgreens, Best Buy, 24 Hour Fitness, Sears	99.1%	74,899	44,547	119,446	100.00%	100.00%	100.00%	2,873,228	2,646,532	5,519,760	38.36	59.41	46.21
Liberty Avenue	CVS, Storage Post	99.1%	10,880	15,245	26,125	100.00%	70.73%	82.92%	432,480	340,191	772,671	39.75	31.55	35.67
Canarsie Plaza	BJ's Wholesale Club, Planet Fitness, PetSmart	79.3%	177,135	96,407	273,542	100.00%	81.72%	93.56%	5,100,000	2,578,974	7,678,974	28.79	32.73	30.01
216th Street	NYC Human Resources Administration	99.1%	60,000	-	60,000	100.00%	0.00%	100.00%	2,340,000	120,000	2,460,000	39.00	-	41.00
161st Street1	Various New York City & State agencies	99.1%	120,604	117,379	237,983	100.00%	73.19%	86.78%	2,930,677	1,686,460	4,617,137	24.30	19.63	22.36

Grand Total - Fund II			613,030	332,559	945,589	100.00%	77.68%	92.15%	$17,963,667	$8,686,654	$26,650,321	$29.30	$33.63	$30.58

Fund III Portfolio Detail 2

NEW YORK

Connecticut
125 Main Street	Gap, Brooks Brothers For Women	100.0%	17,448	9,585	27,033	100.00%	68.70%	88.90%	$1,350,000	$391,544	$1,741,544	$77.37	$59.46	$72.47

New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	100.0%	472,901	168,310	641,211	91.50%	83.59%	89.42%	5,921,387	3,366,476	9,287,863	13.68	23.93	16.20
654 Broadway	-	100.0%	-	2,896	2,896	-	100.00%	100.00%	-	300,000	300,000	-	103.59	103.59
640 Broadway	Swatch	100.0%	-	4,483	4,483	-	74.21%	74.21%	-	645,281	645,281	-	193.96	193.96
New Hyde Park Shopping Center	-	100.0%	-	31,498	31,498	-	91.25%	91.25%	-	853,704	853,704	-	29.70	29.70

NEW ENGLAND

Massachusetts
White City Shopping Center4	Shaw's (Supervalue)	84.0%	131,618	123,625	255,243	85.50%	79.70%	82.69%	1,650,048	3,074,906	4,724,954	14.66	31.21	22.39

MID-ATLANTIC

Maryland
White Oak5	ShopRite	90.0%	64,626	-	64,626	100.00%	-	100.00%	874,416	-	874,416	13.53	-	13.53
Parkway Crossing3	Home Depot, Big Lots	90.0%	192,836	67,405	260,241	71.40%	78.64%	73.28%	332,488	941,582	1,274,070	2.41	17.76	6.68

SOUTHEAST

Florida
Lincoln Road6	Sushi Samba, El Rancho Grande	95.0%	-	61,443	61,443	-	35.41%	35.41%	-	2,348,380	2,348,380	-	107.95	107.95

MIDWEST
Illinois
Heritage Shops	LA Fitness, Loft	100.0%	49,878	55,571	105,449	100.00%	54.52%	76.03%	1,077,752	1,511,000	2,588,752	21.61	49.87	32.29

Grand Total - Fund III			929,307	524,816	1,454,123	87.69%	73.52%	82.57%	$11,206,091	$13,432,873	$24,638,964	$13.75	$34.82	$20.52

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

The following Fund II and Fund III properties are currently undergoing construction or are in the design phase as further detailed under Redevelopment Projects.

Property	Ownership %
Sherman Avenue	99.1%
CityPoint	94.2%
Sheepshead Bay	100.0%

1Currently operating, but redevelopment activities have commenced.
2Fund II and Fund III portfolio detail does not include the Storage Portfolio. Storage Portfolio property detail is reported separately on page 31 of this supplement.
3 Fund III has a 90.0% interest in this unconsolidated investment. A lease has been executed with Shop Rite replacing the former A&P with commencement anticipated in the second half of 2012.
4Fund III has an 84.0% interest in this unconsolidated investment.
5Fund III has an 90.0% interest in this unconsolidated investment.
6Fund III has an 95.0% interest in this unconsolidated investment.

Opportunity Funds Lease Expirations

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND I:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2014	2	67,500	81.33%	$302,076	38.87%	$4.48
2080	1	15,497	18.67%	475,000	61.13%	30.65
Total	3	82,997	100.00%	$777,076	100.00%	$9.36

Total Vacant		30,000
Total Square Feet		112,997

Shop Tenants
2012	1	981	6.84%	$36,621	9.80%	$37.33
2018	1	1,761	12.28%	56,370	15.08%	32.01
2020	3	8,411	58.66%	248,538	66.50%	29.55
2021	1	3,185	22.21%	32,205	8.62%	10.11
Total	6	14,338	100.00%	$373,734	100.00%	$26.07

Total Vacant		5,144
Total Square Feet		19,482

Total Anchor and Shop Tenants
2012	1	981	1.01%	$36,621	3.18%	$37.33
2014	2	67,500	69.35%	302,076	26.26%	4.48
2018	1	1,761	1.81%	56,370	4.90%	32.01
2020	3	8,411	8.64%	248,538	21.60%	29.55
2021	1	3,185	3.27%	32,205	2.80%	10.11
2080	1	15,497	15.92%	475,000	41.28%	30.65
Total	9	97,335	100.00%	$1,150,810	100.00%	$11.82

Total Vacant		35,144
Total Square Feet		132,479

Opportunity Funds Lease Expirations
	No. of Leases	Gross Leased Area		Annual Base Rent
FUND II:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2012	1	120,604	19.67%	$2,930,677	16.31%	$24.30
2013	1	20,149	3.29%	564,172	3.14%	28.00
2019	1	39,705	6.48%	1,747,020	9.73%	44.00
2021	1	19,958	3.26%	423,110	2.36%	21.20
2023	1	35,194	5.74%	1,126,208	6.27%	32.00
2027	1	60,000	9.79%	2,340,000	13.03%	39.00
2030	1	177,135	28.89%	5,100,000	28.39%	28.79
2032	1	10,880	1.77%	432,480	2.41%	39.75
2033	1	129,405	21.11%	3,300,000	18.37%	25.50
Total	9	613,030	100.00%	$17,963,667	100.00%	$29.30

Total Vacant		-
Total Square Feet		613,030

Shop Tenants
Month to Month	1	9,967	3.86%	$99,670	1.15%	$10.00
2012	2	42,497	16.45%	573,208	6.60%	13.49
2014	1	5,081	1.97%	193,078	2.22%	38.00
2016	1	2,000	0.77%	86,000	0.99%	43.00
2018	1	3,600	1.39%	156,600	1.80%	43.50
2019	4	9,318	3.61%	496,684	5.72%	53.30
2020	3	16,309	6.31%	547,183	6.30%	33.55
2021	10	22,869	8.85%	835,501	9.62%	36.53
2022	3	17,574	6.80%	724,794	8.34%	-
2023	1	31,417	12.16%	1,131,012	13.02%	36.00
2027	1	6,208	2.40%	217,901	2.51%	35.10
2031	4	81,492	31.55%	2,425,022	27.92%	29.76
2048	1	10,000	3.87%	1,200,000	13.81%	120.00
Total	33	258,332	100.00%	$8,686,653	100.00%	$33.63

Total Vacant		74,227
Total Square Feet		332,559

Total Anchor and Shop Tenants
Month to Month	1	9,967	1.14%	$99,670	0.38%	$10.00
2012	3	163,101	18.72%	3,503,885	13.15%	21.48
2013	1	20,149	2.31%	564,172	2.12%	28.00
2014	1	5,081	0.58%	193,078	0.72%	38.00
2016	1	2,000	0.23%	86,000	0.32%	43.00
2018	1	3,600	0.41%	156,600	0.59%	43.50
2019	5	49,023	5.63%	2,243,704	8.42%	45.77
2020	3	16,309	1.87%	547,183	2.05%	33.55
2021	11	42,827	4.91%	1,258,611	4.72%	29.39
2022	3	17,574	2.02%	724,794	2.72%	41.24
2023	2	66,611	7.64%	2,257,220	8.47%	33.89
2027	2	66,208	7.60%	2,557,901	9.60%	38.63
2030	1	177,135	20.33%	5,100,000	19.14%	28.79
2031	4	81,492	9.35%	2,425,022	9.10%	29.76
2032	1	10,880	1.25%	432,480	1.62%	39.75
2033	1	129,405	14.85%	3,300,000	12.38%	25.50
2048	1	10,000	1.15%	1,200,000	4.50%	120.00
Total	42	871,362	100.00%	$26,650,320	100.00%	$30.58

Total Vacant		74,227
Total Square Feet		945,589

Opportunity Funds Lease Expirations

	No. of Leases	Gross Leased Area		Annual Base Rent
FUND III:	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Avg. per Sq. Ft.

Anchor Tenants
2013	2	48,855	6.00%	$877,689	7.83%	$17.97
2014	2	56,379	6.92%	908,695	8.11%	16.12
2015	2	29,489	3.62%	489,840	4.37%	16.61
2016	2	45,611	5.60%	519,580	4.64%	11.39
2017	2	52,131	6.40%	957,350	8.54%	18.36
2018	3	238,707	29.29%	2,607,355	23.27%	10.92
2021	2	117,675	14.44%	2,607,383	23.27%	22.16
2022	1	65,028	7.98%	1,040,448	9.28%	16.00
2025	1	49,878	6.12%	1,077,752	9.62%	21.61
2032	1	111,131	13.64%	120,000	1.07%	1.08
Total	18	814,884	100.00%	$11,206,092	100.00%	$13.75

Total Vacant		114,423
Total Square Feet		929,307

Shop Tenants
Month to Month	4	6,720	1.74%	$148,643	1.11%	$22.12
2012	9	43,427	11.26%	1,096,877	8.17%	25.26
2013	14	56,092	14.54%	1,763,813	13.13%	31.45
2014	20	70,321	18.23%	1,999,155	14.88%	28.43
2015	10	31,047	8.05%	922,082	6.86%	29.70
2016	20	63,849	16.55%	2,222,488	16.55%	34.81
2017	7	29,595	7.67%	1,309,494	9.75%	44.25
2018	11	22,792	5.91%	887,772	6.61%	38.95
2019	3	13,450	3.49%	1,042,988	7.76%	77.55
2020	2	6,175	1.60%	139,509	1.04%	22.59
2021	6	18,809	4.87%	751,012	5.59%	39.93
2022	1	2,477	0.64%	37,155	0.28%	15.00
2026	2	10,352	2.68%	342,983	2.55%	33.13
2027	1	4,227	1.10%	289,550	2.16%	68.50
2028	2	6,496	1.68%	479,352	3.57%	73.79
Total	112	385,829	100.00%	$13,432,873	100.00%	$34.82

Total Vacant		138,987
Total Square Feet		524,816

Total Anchor and Shop Tenants
Month to Month	4	6,720	0.56%	$148,643	0.60%	$22.12
2012	9	43,427	3.62%	1,096,877	4.45%	25.26
2013	16	104,947	8.74%	2,641,502	10.72%	25.17
2014	22	126,700	10.55%	2,907,850	11.80%	22.95
2015	12	60,536	5.04%	1,411,922	5.73%	23.32
2016	22	109,460	9.12%	2,742,068	11.13%	25.05
2017	9	81,726	6.81%	2,266,844	9.20%	27.74
2018	14	261,499	21.78%	3,495,127	14.19%	13.37
2019	3	13,450	1.12%	1,042,988	4.23%	77.55
2020	2	6,175	0.51%	139,509	0.57%	22.59
2021	8	136,484	11.37%	3,358,395	13.63%	24.61
2022	2	67,505	5.62%	1,077,603	4.37%	15.96
2025	1	49,878	4.15%	1,077,752	4.37%	21.61
2026	2	10,352	0.86%	342,983	1.39%	33.13
2027	1	4,227	0.35%	289,550	1.18%	68.50
2028	2	6,496	0.54%	479,352	1.95%	73.79
2032	1	111,131	9.26%	120,000	0.49%	1.08
Total	130	1,200,713	100.00%	24,638,965	100.00%	$20.52

Total Vacant		253,410
Total Square Feet		1,454,123

Urban/Street Retail Developments - Operating Properties
($ in millions)						Acquisition & Development Costs
							Estimated	Estimated	Outstanding
Property	Location	Sq. Ft.	Leased (%)4		Anchors/Tenants	Incurred	Future	Total	Debt
FUND II
Fordham Place	Bronx	262,000	100% Retail		Walgreens, Best Buy, 24 Hour Fitness, Sears	$129.7	$6.0	$135.7	$83.9
					100% Office5
Pelham Manor Shopping Plaza1	Westchester	320,000	94%		BJ's Wholesale Club, PetSmart, Storage Post	63.5	0.6	64.1	34.0
216th Street	Manhattan	60,000	100%		NYC Human Resources Administration	27.7	-	27.7	25.5
Liberty Avenue1	Queens	125,000	100%		CVS, Storage Post	15.7	0.2	15.9	9.3
161st Street2	Bronx	238,000	100%		Various New York City and State Agencies	66.7	4.2	70.9	28.9
Atlantic Avenue	Brooklyn	110,000	n/a		Storage Post	22.6	-	22.6	11.5
Canarsie Plaza3	Brooklyn	274,000	98	%6	BJ's Wholesale Club, Planet Fitness, PetSmart	90.9	1.1	92.0	56.5
SUBTOTAL - FUND II, OPERATING		1,389,000	97% Retail7 100% Office7			$416.8	$12.1	$428.9	$249.6

FUND III
125 Main Street	Westport, CT	27,000	89%		Gap, Brooks Brothers For Women	$24.9	$0.6	$25.5	$12.5

Notes:
1 Acquired a leasehold interest in this property.
2 Redevelopment currently in progress.
3 Incurred cost is net of lease termination income of $23.9 million from former anchor tenant.
4 Excludes the self-storage facilities at Pelham Manor Shopping Plaza, Liberty Avenue, and Atlantic Avenue.
5As of quarter end, the Fordham Place office component was 79% leased. In April 2012, executed a lease that increased the leased rate to 100%.
6As of quarter end, Canarsie Plaza was 94% leased. In April 2012, executed a lease that increased the leased rate to 98%.
7As of quarter end, Fund II's operating retail component was 96% leased and the operating office component was 93% leased. See footnote #5 and #6.
Reconciliation of total incurred development costs to the Balance Sheet:

By Balance Sheet Line Item:
Operating Real Estate	$497.1
Net Real Estate Under Development	224.9
Gain From Bargain Purchase (CityPoint)	(33.8)
Lease Termination Income (Canarsie Plaza)	(23.9)
Total Incurred Development Costs	$664.3
By Project Status:
Operating Properties	$441.7
Under Construction	112.7
In Design	109.9
Total Incurred Development Costs	$664.3

Urban/Street Retail Developments - Construction & Design
($ in millions)

						Acquisition & Development Costs
		Estimated					Estimated	Estimated	Outstanding
Property	Location	Completion	Sq. Ft.	Leased (%)	Anchors/Tenants	Incurred	Future	Total	Debt
FUND II
Under Construction
	Brooklyn	TBD	685,000-710,000	-	TBD	$112.7	$137.3-$ 227.3	$250.0-$ 340.0	$40.7
In Design
Sherman Plaza	Manhattan	TBD	TBD	-	TBD	$34.4	TBD	TBD	$-

FUND III
In Design
Sheepshead Bay	Brooklyn	TBD	TBD	-	TBD	$22.8	TBD	TBD	$-
Lincoln Road Portfolio2	Miami Beach, FL	TBD	61,443	42%	Starbucks, Geox, Sushi Samba	52.7	TBD	TBD	20.2
SUBTOTAL - Fund III, In Design						$75.5	TBD	TBD	$20.2

Notes:
1 Acquired a leasehold interest in this property. The first 50,000 square feet of the project (Phase 1) is under construction.
Construction of the next approximately 625,000 square feet (Phase 2) is anticipated to start during 2012.
2 Data reflects the status of the portfolio as of 3/31/12; certain properties are in the design phase pending redevelopment.

Retailer Controlled Property ("RCP") Venture - Overview
*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $62 million in equity. ***

Item	Description
Date formed	August 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through March 31, 2012

		Years	Invested		Equity
Investor	Investment	acquired	capital	Distributions	Multiple

Mervyns I and Mervyns II	Mervyns	2004 through	$32,575	$49,524	1.5	x
		2007
Mervyns II	Albertson’s	2006 through	23,133	84,055	3.6	x
		2007
Fund II and Mervyns II	Other investments 1	2006 through	6,476	5,361	0.8	x
		2008
Total			$62,184	$138,940	2.2	x

Notes:
1Represents investments in Shopko, Marsh and Rex Stores.

Storage Portfolio Property Detail

Operating Properties	Location	Net Rentable Square Feet	Quarter ended:	Occupancy

Fund III			March 31, 2012	88.3%
Suffern	Suffern, New York	78,825
Yonkers	Westchester, New York	100,697
Jersey City	Jersey City, New Jersey	76,920	December 31, 2011	87.0%
Webster Ave	Bronx, New York	36,271
Linden	Linden, New Jersey	84,035
Bruckner Blvd	Bronx, New York	89,422	September 30, 2011	87.2%
New Rochelle	Westchester, New York	42,155
Lawrence	Lawrence, New York	97,743
Long Island City	Queens, New York	134,193	June 30, 2011	85.6%
Fordham Road	Bronx, New York	85,155
Ridgewood	Queens, New York	87,645
			March 31, 2011	78.7%
Fund II
Liberty Avenue	Queens, New York	72,900
Pelham Plaza	Pelham Manor, New York	62,220
Atlantic Avenue	Brooklyn, New York	75,886
Total		1,124,067

Core Portfolio Retail Properties - Detail

		Acadia's	Gross Leaseable Area			Occupancy			Annualized Base Rent
Property	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.

NEW YORK

Connecticut
239 Greenwich Avenue1	-	75.0%	-	16,834	16,834	-	100.00%	100.00%	$-	$1,554,663	$1,554,663	$-	$92.35	$92.35

New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	100.0%	62,610	86,652	149,262	100.00%	80.31%	88.57%	1,486,006	1,769,859	3,255,865	23.73	25.43	24.63
A & P Shopping Plaza	A&P	60.0%	49,463	13,278	62,741	100.00%	100.00%	100.00%	950,000	387,681	1,337,681	19.21	29.20	21.32
Total - New Jersey			112,073	99,930	212,003	100.00%	82.93%	91.95%	2,436,006	2,157,540	4,593,546	21.74	26.04	23.56

New York
Village Commons Shopping Center	-	100.0%	-	87,330	87,330	-	91.32%	91.32%	-	2,429,281	2,429,281	-	30.46	30.46
Branch Plaza	CVS	100.0%	74,050	52,162	126,212	14.92%	92.69%	47.06%	251,388	1,387,582	1,638,970	22.75	28.70	27.59
Amboy Center	Stop & Shop	100.0%	37,266	22,824	60,090	100.00%	100.00%	100.00%	745,320	880,032	1,625,352	20.00	38.56	27.05
Bartow Avenue	-	100.0%	-	14,676	14,676	-	89.49%	89.49%	-	439,246	439,246	-	33.43	33.43
Pacesetter Park Shopping Center	Stop & Shop	100.0%	52,052	45,512	97,564	100.00%	66.62%	84.43%	416,936	605,052	1,021,988	8.01	19.96	12.41
LA Fitness	LA Fitness	100.0%	55,000	-	55,000	100.00%	-	100.00%	1,265,000	-	1,265,000	23.00	-	23.00
West 54th Street	-	100.0%	-	9,756	9,756	-	95.38%	95.38%	-	2,424,795	2,424,795	-	260.58	260.58
East 17th Street	Barnes & Noble	100.0%	19,622	-	19,622	100.00%	-	100.00%	625,000	-	625,000	31.85	-	31.85
Crossroads Shopping Center3	Kmart, Home Goods	49.0%	201,296	108,191	309,487	81.02%	84.95%	82.39%	1,693,853	3,981,014	5,674,867	10.39	43.32	22.25
Third Avenue	Planet Fitness	100.0%	21,650	17,717	39,367	100.00%	58.23%	81.20%	468,631	198,000	666,631	21.65	19.19	20.85
Mercer Street	-	100.0%	-	6,225	6,225	-	100.00%	100.00%	-	383,160	383,160	-	61.55	61.55
4401 White Plains Road	Walgreen's	100.0%	-	12,964	12,964	-	100.00%	100.00%	-	625,000	625,000	-	48.21	48.21
Total - New York			460,936	377,357	838,293	78.04%	86.15%	81.69%	5,466,128	13,353,162	18,819,290	15.20	41.07	27.48

Total New York			573,009	494,121	1,067,130	82.34%	85.97%	84.02%	$7,902,134	$17,065,365	$24,967,499	$16.75	$40.17	$27.85

NEW ENGLAND

Connecticut
Town Line Plaza2	Wal-Mart, Stop & Shop	100.0%	163,159	43,187	206,346	100.00%	95.30%	99.02%	$969,144	$708,529	$1,677,673	$14.72	$17.22	$15.68

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	100.0%	120,004	10,017	130,021	100.00%	100.00%	100.00%	799,145	222,225	1,021,370	6.66	22.18	7.86
Crescent Plaza	Home Depot, Shaw's (Supervalu)	100.0%	156,985	61,152	218,137	100.00%	66.69%	90.66%	1,178,872	397,671	1,576,543	7.51	9.75	7.97
Cambridge	Whole Foods, Rite Aid	100.0%	54,226	-	54,226	100.00%	-	100.00%	1,130,470	-	1,130,470	20.85	-	20.85
Total - Massachusetts			331,215	71,169	402,384	100.00%	71.38%	94.94%	3,108,487	619,896	3,728,383	9.39	12.20	9.76

New York
New Loudon Center	Marshalls, Price Chopper,	100.0%	251,058	4,615	255,673	100.00%	100.00%	100.00%	1,828,706	130,418	1,959,124	7.28	28.26	7.66
	Raymour & Flanigan
Rhode Island
Walnut Hill Plaza	Sears, Shaw's (Supervalu), CVS	100.0%	196,710	88,007	284,717	95.53%	76.14%	89.54%	1,263,777	852,773	2,116,550	6.73	12.73	8.30

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	100.0%	73,184	28,471	101,655	100.00%	80.86%	94.64%	1,353,904	448,533	1,802,437	18.50	19.48	18.74

Total New England			1,015,326	235,449	1,250,775	99.13%	79.25%	95.39%	$8,524,018	$2,760,149	$11,284,167	$9.37	$14.79	$10.30

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
2Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
3The Company has a 49% interest in this unconsolidated investment.

Core Portfolio Retail Properties - Detail (continued)

		Acadia's	Gross Leaseable Area			Occupancy			Annualized Base Rent
Property	Anchors	interest	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Per Sq. Ft.

MIDWEST

Illinois
Hobson West Plaza	Garden Fresh Markets	100.0%	51,692	47,445	99,137	100.00%	91.99%	96.17%	$225,436	$887,331	$1,112,767	$4.36	$20.33	$11.67
Clark Diversey	The Vitamin Shoppe	100.0%	-	19,265	19,265	0.00%	95.72%	95.72%	-	815,956	815,956	-	44.25	44.25
West Diversey	Trader Joe's, Urban Outfitters	100.0%	16,500	29,759	46,259	100.00%	100.00%	100.00%	900,000	984,925	1,884,925	54.55	33.10	40.75
Chicago Street Retail Portfolio1	-	100.0%	-	72,763	72,763	-	100.00%	100.00%	-	2,812,239	2,812,239	-	38.65	38.65
Total - Illinois			68,192	169,232	237,424	100.00%	97.27%	98.05%	1,125,436	5,500,451	6,625,887	16.50	33.42	28.46

Indiana
Merrillville Plaza	JC Penney, Office Max,	100.0%	123,369	112,455	235,824	100.00%	82.17%	91.50%	1,251,160	1,619,762	2,870,922	10.14	17.53	13.31
	TJ Maxx
Michigan
Bloomfield Towne Square2	Best Buy, Home Goods,	100.0%	165,985	70,433	236,418	63.28%	83.87%	69.41%	987,559	1,289,633	2,277,192	9.40	21.83	13.88
	TJ Maxx
Ohio
Mad River Station3	Babies 'R' Us, Office Depot,	100.0%	58,185	67,944	126,129	100.00%	65.65%	81.50%	552,195	718,132	1,270,327	9.49	16.10	12.36

Total Midwest			415,731	420,064	835,795	85.34%	85.87%	85.60%	$3,916,350	$9,127,978	$13,044,328	$11.04	$25.31	$18.23

MID-ATLANTIC	`

New Jersey
Marketplace of Absecon	Rite Aid, Dollar Tree	100.0%	47,915	56,847	104,762	56.74%	84.10%	71.59%	$539,040	$692,791	$1,231,831	$19.83	$14.49	$16.43

Delaware
Brandywine Town Center7	Lowes, Bed Bath & Beyond,	22.2%	831,207	43,782	874,989	96.99%	91.32%	96.71%	12,261,549	601,304	12,862,853	15.21	15.04	15.20
	Target, Dicks Sporting Goods
Market Square Shopping Center7	TJ Maxx, Trader Joe's	22.2%	42,850	59,197	102,047	100.00%	96.94%	98.22%	703,062	1,768,862	2,471,924	16.41	30.82	24.66
Naamans Road7	-	22.2%	-	19,984	19,984	0.00%	54.90%	54.90%	-	558,340	558,340	-	50.89	50.89
Total - Delaware			874,057	122,963	997,020	97.14%	88.11%	96.03%	12,964,611	2,928,506	15,893,117	15.27	27.03	16.60

Pennsylvania
Mark Plaza	Kmart	100.0%	104,956	1,900	106,856	100.00%	100.00%	100.00%	204,664	36,000	240,664	1.95	18.95	2.25
Plaza 422	Home Depot, Dunham's	100.0%	139,968	16,311	156,279	100.00%	100.00%	100.00%	643,503	152,349	795,852	4.60	9.34	5.09
Route 6 Plaza	Kmart, Rite Aid	100.0%	146,498	29,021	175,519	100.00%	100.00%	100.00%	806,351	373,489	1,179,840	5.50	12.87	6.72
Chestnut Hill4		100.0%	-	37,916	37,916	0.00%	33.63%	33.63%	-	357,143	357,143	-	28.01	28.01
Abington Towne Center5	Target, TJ Maxx	100.0%	184,616	31,753	216,369	100.00%	94.75%	99.23%	283,500	839,702	1,123,202	10.50	27.91	19.68
Total - Pennsylvania			576,038	116,901	692,939	100.00%	77.05%	96.13%	1,938,018	1,758,683	3,696,701	4.63	19.53	7.27

District of Columbia
Georgetown Portfolio6	-	50.0%	-	27,666	27,666	-	96.39%	96.39%	$-	$1,665,917	$1,665,917	$-	$62.47	$62.47

Total Mid-Atlantic			1,498,010	324,377	1,822,387	96.95%	84.13%	94.66%	$15,441,669	$7,045,897	$22,487,566	$11.93	$25.82	$14.35

TOTAL CORE PROPERTIES			3,502,076	1,474,011	4,976,087	93.81%	84.46%	91.04%	$35,784,171	$35,999,389	$71,783,560	$11.81	$28.92	$16.79

TOTAL CORE PROPERTIES - weighted based on ownership interest8			2,699,788	1,299,840	3,999,629	93.42%	83.93%	90.33%	$24,456,431	$30,314,583	$54,771,015	$9.70	$27.79	$15.16

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1Includes eleven properties (56 E. Walton, 841 W. Armitage, 2731 N. Clark, 2140 N. Clybourn, 853 W. Armitage and 2299 N. Clybourn, 1521 Milwaukee, 843-45 W. Armitage, 1521 W. Belmont, 2206-08 N. Halsted, 2633 N. Halsted)

2Re-anchoring activities at this property commenced during the second quarter 2011 and are expected to be completed by the second half of 2012.
3The GLA for this property excludes 29,857 square feet of office space.
4This consists of two separate buildings.
5Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
6Includes six properties (1533 Wisconsin Ave., 3025 M St., 3034 M St., 3146 M St., 3259-61 M St. and 2809 M St.) The Company has a 50% interest in this unconsolidated portfolio.
7The Company has a 22.2% interest in this unconsolidated investment.
8Weighted based on Acadia's ownership interest in the properties.

Core Portfolio Retail Properties by State - Summary

				Gross Leasable Area			Occupancy			Annualized Base Rent
	Ownership	Percent of	Number of
State	%	base rent1	properties	Anchors 2	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total

Connecticut	88.0%	5.2%	2	163,159	60,021	223,180	100.00%	96.62%	99.09%	$969,144	$2,263,192	$3,232,336

Delaware	22.2%	6.4%	3	874,057	122,963	997,020	97.14%	88.11%	96.03%	12,964,611	2,928,506	15,893,117

District of Columbia	50.0%	1.5%	6	-	27,666	27,666	0.00%	96.39%	96.39%	-	1,665,917	1,665,917

Illinois	100.0%	12.1%	14	68,192	169,232	237,424	100.00%	97.27%	98.05%	1,125,436	5,500,451	6,625,887

Indiana	100.0%	5.2%	1	123,369	112,455	235,824	100.00%	82.17%	91.50%	1,251,160	1,619,762	2,870,922

Massachusetts	100.0%	6.8%	3	331,215	71,169	402,384	100.00%	71.38%	94.94%	3,108,487	619,896	3,728,383

Michigan	100.0%	4.2%	1	165,985	70,433	236,418	63.28%	83.87%	69.41%	987,559	1,289,633	2,277,192

New Jersey	88.4%	9.7%	3	159,988	156,777	316,765	87.04%	83.35%	85.22%	2,975,046	2,850,331	5,825,377

New York	84.6%	32.7%	13	711,994	381,972	1,093,966	85.79%	86.32%	85.97%	7,294,834	13,483,580	20,778,414

Ohio	100.0%	2.3%	1	58,185	67,944	126,129	100.00%	65.65%	81.50%	552,195	718,132	1,270,327

Pennsylvania	100.0%	6.7%	5	576,038	116,901	692,939	100.00%	77.05%	96.13%	1,938,018	1,758,683	3,696,701

Rhode Island	100.0%	3.9%	1	196,710	88,007	284,717	95.53%	76.14%	89.54%	1,263,777	852,773	2,116,550

Vermont	100.0%	3.3%	1	73,184	28,471	101,655	100.00%	80.86%	94.64%	1,353,904	448,533	1,802,437

Total - Core Portfolio		100.0%	54	3,502,076	1,474,011	4,976,087	93.81%	84.46%	91.04%	$35,784,171	$35,999,389	$71,783,560

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
1 The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
2 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR)

		Gross						Pro-Rata
	Number of stores	Wholly Owned		Joint Ventures1		Combined		Combined		Percentage of Total
	in combined									Percentage of
Tenant	portfolio	GLA	Base Rent	GLA	Base Rent	GLA	Base Rent	GLA	Base Rent	Portfolio GLA	Base Rent

Supervalu (Shaws)	3	175,801	$2,420,980	-	$-	175,801	$2,420,980	175,801	$2,420,980	4.4%	4.4%

Ahold (Stop and Shop)	3	155,177	2,131,400	-	-	155,177	2,131,400	155,177	2,131,400	3.9%	3.9%

A&P	2	97,236	2,001,006	-	-	97,236	2,001,006	77,451	1,621,006	1.9%	3.0%

TJX Companies	7	165,058	1,278,154	56,108	951,655	221,166	2,229,809	184,202	1,616,339	4.6%	3.0%
-- T.J. Maxx	4	88,200	773,100	31,175	428,062	119,375	1,201,162	95,127	854,724	2.4%	1.6%
-- Marshalls	1	37,212	158,151	-	-	37,212	158,151	37,212	158,151	0.9%	0.3%
-- Homegoods	2	39,646	346,903	24,933	523,593	64,579	870,496	51,863	603,464	1.3%	1.1%

Sears	4	285,314	1,150,615	100,725	566,250	386,039	1,716,865	334,669	1,428,078	8.4%	2.6%
-- Kmart	3	224,614	892,615	100,725	566,250	325,339	1,458,865	273,969	1,170,078	6.8%	2.1%
-- Sears	1	60,700	258,000	-	-	60,700	258,000	60,700	258,000	1.5%	0.5%

Walgreens	3	37,499	1,366,748	-	-	37,499	1,366,748	37,499	1,366,748	0.9%	2.5%

Home Depot	2	211,003	1,099,996	-	-	211,003	1,099,996	211,003	1,099,996	5.3%	2.0%

Trader Joe's	2	16,500	900,000	11,675	275,000	28,175	1,175,000	19,094	961,105	0.5%	1.8%

Barnes & Noble	2	19,622	625,000	12,430	397,760	32,052	1,022,760	25,713	819,902	0.6%	1.5%

Sleepy's	4	32,619	789,858	-	-	32,619	789,858	32,619	789,858	0.8%	1.4%

Rite Aid	2	26,633	764,030	-	-	26,633	764,030	26,633	764,030	0.7%	1.4%
Pier 1 Imports	3	19,255	462,466	8,818	348,576	28,073	811,042	23,576	633,268	0.6%	1.2%
Dollar Tree	6	55,000	558,727	-	-	55,000	558,727	55,000	558,727	1.4%	1.0%
JP Morgan Chase Bank	4	16,242	452,043	3,745	325,000	19,987	777,043	17,177	558,145	0.4%	1.0%
Payless Shoesource	6	18,236	465,232	3,090	114,330	21,326	579,562	19,750	521,254	0.5%	1.0%
The Avenue	4	17,236	342,869	8,250	327,360	25,486	670,229	21,279	503,275	0.5%	0.9%
Coach	2	4,541	388,573	6,810	346,000	11,351	734,573	6,811	464,430	0.2%	0.8%
Drexel Heritage	2	13,315	352,848	21,827	471,245	35,142	824,093	18,161	457,559	0.5%	0.8%
Citibank	3	5,486	263,328	8,470	444,872	13,956	708,200	8,283	417,306	0.2%	0.8%
CVS	2	25,500	356,583	-	-	25,500	356,583	34,300	356,583	0.9%	0.7%

TOTAL	66	1,397,273	$18,170,456	241,948	$4,568,048	1,639,221	$22,738,504	1,484,197	$19,489,989	37.1%	35.6%

Notes:
1Represents the Company's unconsolidated joint ventures.

Core Portfolio Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Anchor Tenants
2012	3	114,347	3.77%	$1,140,156	3.19%	$9.97
2013	10	362,666	11.97%	4,411,637	12.33%	12.16
2014	7	258,558	8.53%	2,183,597	6.10%	8.45
2015	6	274,639	9.06%	3,800,856	10.62%	13.84
2016	7	262,966	8.68%	2,500,644	6.99%	9.51
2017	5	260,114	8.58%	3,227,369	9.02%	12.41
2018	4	330,649	10.91%	3,764,816	10.52%	11.39
2019	6	136,521	4.50%	1,137,580	3.18%	8.33
2020	5	233,350	7.70%	2,321,096	6.49%	9.95
2021	8	313,737	10.35%	3,696,615	10.33%	11.78
2022	2	69,837	2.30%	1,700,000	4.75%	24.34
2024	3	188,506	6.22%	3,273,049	9.15%	17.36
2027	1	21,650	0.71%	468,631	1.31%	21.65
2028	5	202,935	6.70%	2,158,125	6.03%	10.63
Total	72	3,030,475	100.00%	$35,784,171	100.00%	$11.81

Anchor GLA Owned by Tenants		254,916
Total Vacant		216,685
Total Square Feet		3,502,076

Shop Tenants
Month to month	4	14,965	1.20%	$357,301	0.99%	$23.88
2012	36	101,827	8.18%	2,949,692	8.19%	28.97
2013	52	158,500	12.73%	4,602,624	12.79%	29.04
2014	58	228,848	18.38%	6,757,385	18.77%	29.53
2015	33	155,202	12.47%	2,943,745	8.18%	18.97
2016	46	222,233	17.85%	5,050,869	14.03%	22.73
2017	20	84,243	6.77%	3,725,144	10.35%	44.22
2018	21	69,188	5.56%	3,072,498	8.53%	44.41
2019	15	32,887	2.64%	1,046,500	2.91%	31.82
2020	11	25,595	2.06%	731,112	2.03%	28.56
2021	17	81,922	6.58%	2,162,215	6.01%	26.39
2022	8	36,398	2.92%	1,133,459	3.15%	31.14
2023	2	7,362	0.59%	129,298	0.36%	17.56
2025	1	3,120	0.25%	29,047	0.08%	9.31
2027	1	5,975	0.48%	358,500	1.00%	60.00
2030	1	3,745	0.30%	325,000	0.90%	86.78
2060	1	12,964	1.04%	625,000	1.74%	48.21
Total	327	1,244,974	100.00%	$35,999,389	100.00%	$28.92

Total Vacant		229,037
Total Square Feet		1,474,011

Core Portfolio Lease Expirations

		Gross Leased Area		Annual Base Rent
	No. of Leases	Square	Percent		Percent	Avg. Per
	Expiring	Footage	of Total	Amount	of Total	Sq. Ft.

Total Anchor and
Shop Tenants
Month to month	4	14,965	0.35%	$357,301	0.50%	$23.88
2012	39	216,174	5.06%	4,089,848	5.70%	18.92
2013	62	521,166	12.19%	9,014,261	12.56%	17.30
2014	65	487,406	11.40%	8,940,982	12.46%	18.34
2015	39	429,841	10.05%	6,744,601	9.40%	15.69
2016	53	485,199	11.35%	7,551,513	10.52%	15.56
2017	25	344,357	8.05%	6,952,513	9.69%	20.19
2018	25	399,837	9.35%	6,837,314	9.52%	17.10
2019	21	169,408	3.96%	2,184,080	3.04%	12.89
2020	16	258,945	6.06%	3,052,208	4.25%	11.79
2021	25	395,659	9.25%	5,858,830	8.16%	14.81
2022	10	106,235	2.48%	2,833,459	3.95%	26.67
2023	2	7,362	0.17%	129,298	0.18%	17.56
2024	3	188,506	4.41%	3,273,049	4.56%	17.36
2025	1	3,120	0.07%	29,047	0.04%	9.31
2027	2	27,625	0.65%	827,131	1.15%	29.94
2028	5	202,935	4.75%	2,158,125	3.01%	10.63
2030	1	3,745	0.09%	325,000	0.45%	86.78
2060	1	12,964	0.30%	625,000	0.87%	48.21
Total	399	4,275,449	100.00%	$71,783,560	100.00%	$16.79

Anchor GLA Owned by Tenants		254,916
Total Vacant		445,722
Total Square Feet		4,976,087

Core Portfolio - New and Renewal Rent Spreads 1
Based on Lease Execution Dates

3 months ended
March 31, 2012
	Cash2	GAAP3
New leases
Number of new leases executed	2	2
GLA	4,724	4,724
New base rent	$26.91	$29.70
Previous base rent (and percentage rent)	$19.07	$19.07
Percentage growth in base rent	41.1%	55.7%
Average cost per square foot	$55.45	$55.45
Weighted Average Lease Term (years)	8.5	8.5

Renewal leases
Number of renewal leases executed	13	13
GLA	98,494	98,494
New base rent	$13.58	$14.43
Expiring base rent (and percentage rent)	$13.40	$12.71
Percentage growth in base rent	1.3%	13.5%
Average cost per square foot	$0.00	$0.00
Weighted Average Lease Term (years)	4.1	4.1

Total new and renewal Leases
Number of new and renewal leases executed	15	15
GLA commencing	103,218	103,218
New base rent	$14.19	$15.13
Expiring base rent (and percentage rent)	$13.66	$13.00
Percentage growth in base rent	3.9%	16.4%
Average cost per square foot	$2.54	$2.54
Weighted Average Lease Term (years)	4.3	4.3

Notes:
1Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
2Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any  percentage rent paid as well. New rent is that which is paid at commencement.

3Rents are calculated on a straight line basis.

Core Portfolio Capital Expenditures
Current Quarter

	Current Quarter
	3 months ended	Prior Year ended
	March 31, 2012	December 31, 2011

Leasing Commissions	$306	$1,265
Tenant Improvements	1,583	5,823
Capital Expenditures	64	471
Total capital expenditures	1,953	7,559

Re-anchoring costs1	3,638	1,578
Total	$5,591	$9,137

Notes:
1 Represents costs associated with the Bloomfield Town Square and The Branch Plaza re-anchorings as discussed by the Company.

Property Demographics - Core
						3-Mile Radius2				5-Mile Radius2
			Trade Area	Base	Total	Total	#	Median HH	Avg. HH	Total	#	Median HH	Avg. HH
Property	City	State	(Miles)	Rent	GLA	Pop.	HH	Income	Income	Pop.	HH	Income	Income
Core
239 Greenwich Avenue	Greenwich	CT	5	$1,554,663	16,834	64,308	23,814	125,719	162,508	135,320	48,542	122,962	156,902
Elmwood Park Shopping Center	Elmwood Park	NJ	3	3,255,865	149,262	248,932	81,257	60,826	69,326	586,661	200,354	67,746	78,008
A & P Shopping Plaza	Boonton	NJ	5	1,337,681	62,741	46,107	17,845	104,048	129,404	99,937	37,448	101,964	122,465
Village Commons Shopping Center	Smithtown	NY	3	2,429,281	87,330	63,231	21,079	102,376	124,093	173,029	56,356	98,040	119,322
The Branch Plaza	Smithtown	NY	3	1,638,970	126,212	64,812	21,738	103,946	126,961	191,293	61,590	94,383	113,936
Amboy Road	Staten Island	NY	3	1,625,352	60,090	97,141	33,846	82,727	86,666	162,143	57,055	79,869	84,373
Bartow Avenue5	The Bronx	NY	2	439,246	14,676	273,331	99,165	49,510	59,160	575,057	206,470	47,306	57,042
Pacesetter Park Shopping Center	Pomona	NY	3	1,021,988	97,564	19,646	6,760	101,782	120,862	99,896	29,978	87,372	107,422
LA Fitness5	Staten Island	NY	3	1,265,000	55,000	35,839	12,953	67,765	72,134	128,706	44,479	74,225	77,867
West 54th Street2	Manhattan	NY	1	2,424,795	9,756	42,128	25,011	91,410	155,737	160,333	90,051	93,753	164,270
East 17th Street2	Manhattan	NY	1	625,000	19,622	70,157	39,495	92,939	175,048	261,569	143,187	79,749	138,454
Crossroads Shopping Center	White Plains	NY	3	5,674,867	309,487	107,610	40,014	99,898	116,168	213,143	77,239	117,243	135,295
Third Avenue2	Yonkers	NY	1	666,631	39,367	45,117	14,987	22,294	32,027	154,302	51,557	23,429	33,081
Mercer Street2	New York	NY	1	383,160	6,225	48,262	20,078	76,510	134,753	209,871	90,080	70,637	119,525
4401 White Plains Road4	White Plains	NY	1	625,000	12,964	93,714	33,031	49,930	62,634	574,653	207,078	52,382	62,813
Town Line Plaza	Rocky Hill	CT	3	1,677,673	206,346	45,422	18,687	75,874	82,339	150,566	58,641	66,002	73,788
Methuen Shopping Center	Methuen	MA	5	1,021,370	130,021	91,440	33,166	48,242	56,292	194,882	72,424	55,911	64,367
Crescent Plaza	Brockton	MA	3	1,576,543	218,137	96,005	32,593	53,420	62,806	161,182	55,405	59,665	68,969
Cambridge	Cambridge	MA	1	1,130,470	54,226	65,630	23,337	62,405	87,759	489,150	215,128	68,155	97,305
New Loudon Center	Latham	NY	5	1,959,124	255,673	42,239	16,004	63,599	76,258	151,343	61,547	55,150	67,252
Walnut Hill Plaza	Woonsocket	RI	5	2,116,550	284,717	58,072	22,079	50,251	59,544	91,962	35,206	58,299	69,645
The Gateway Shopping Center	So. Burlington	VT	3	1,802,437	101,655	49,599	20,331	51,135	64,086	74,461	30,538	54,695	67,272
Hobson West Plaza	Naperville	IL	3	1,112,767	99,137	95,896	34,156	109,898	113,927	236,016	84,332	108,127	112,720
Clark & Diversey3	Chicago	IL	1	815,956	19,265	80,058	47,674	74,864	107,610	133,868	78,221	80,762	114,242
West Diversey4	Chicago	IL	1	1,884,925	46,259	57,904	37,481	66,689	94,576	361,880	198,507	70,933	100,699
Chicago Urban/Street Retail Portfolio4	Chicago	IL	1	2,812,239	72,763	62,509	32,901	91,769	141,038	494,291	234,742	71,739	100,859
Merrillville Plaza	Hobart	IN	5	2,870,922	235,824	28,125	11,745	59,051	57,903	79,178	30,967	55,914	56,106
Bloomfield Town Square	Bloomfield Hills	MI	5	2,277,192	236,418	58,074	22,758	88,141	102,572	157,331	61,379	95,034	105,404
Mad River Station	Dayton	OH	5	1,270,327	126,129	57,875	25,349	66,903	70,623	154,785	55,374	69,503	74,465
Marketplace of Absecon	Absecon	NJ	3	1,231,831	104,762	28,925	10,533	59,908	74,572	69,370	23,899	59,194	72,233
Brandywine/Mkt Sq./Naamans Rd.	Wilmington	DE	3	15,893,117	997,020	110,839	45,584	63,729	68,575	188,535	76,355	72,069	74,895
Mark Plaza	Edwardsville	PA	5	240,664	106,856	87,545	37,108	37,075	46,254	121,815	50,915	39,826	49,730
Plaza 422	Lebanon	PA	3	795,852	156,279	44,076	18,114	42,329	44,905	63,493	25,552	47,678	49,724
Route 6 Plaza	Honesdale	PA	5	1,179,840	175,519	7,948	3,467	36,983	47,590	12,024	5,030	39,415	49,983
Chestnut Hill	Philadelphia	PA	3	357,143	37,916	147,322	60,592	63,508	79,148	396,137	159,190	61,052	77,569
Abington Towne Center	Abington	PA	3	1,123,202	216,369	88,887	35,153	78,175	97,812	296,425	117,842	69,750	84,152
Georgetown Portfolio4	Georgetown	DC	1	1,665,917	27,666	37,072	18,448	80,669	137,674	306,482	147,883	70,715	110,008
Total Core 1
Weighted Average - Based on GLA						70,799	27,080	$67,956	$80,354	180,828	69,883	$68,659	$80,204
Weighted Average - Based on base rent						76,457	30,010	$74,231	$92,861	219,746	88,772	$74,627	$91,742

Notes:
1 Calculations have been pro-rated based on the Company's ownership % in joint ventures.
2 Reflects .5 and 1 mile radius figures.
3 Reflects 1 and 1.5 mile radius figures,
4 Reflects 1 and 3 mile radius figures.
5 Reflects 2 and 3 mile radius figures.

Property Demographics - Funds
						3-Mile Radius2				5-Mile Radius2
			Trade Area	Base	Total	Total	#	Median HH	Avg. HH	Total	#	Median HH	Avg. HH
Property	City	State	(Miles)	Rent	GLA	Pop.	HH	Income	Income	Pop.	HH	Income	Income
Fund I
Tarrytown Shopping Center	Tarrytown	NY	2	848,733	34,979	22,110	8,246	86,276	112,075	35,192	12,933	89,621	116,661
Fund II
Pelham Manor Shopping Plaza	Westchester	NY	3	5,601,779	228,493	401,439	145,255	57,360	68,075	532,763	168,549	35,031	49,370
400 East Fordham Road4	The Bronx	NY	2	5,519,760	119,446	649,998	214,775	33,106	43,969	1,214,522	401,588	35,202	47,217
Liberty Avenue2	Queens	NY	1	772,671	26,125	91,638	28,967	53,392	62,024	338,406	102,483	50,598	60,663
Canarsie2	Brooklyn	NY	1	7,678,974	273,542	111,699	36,850	47,249	56,580	1,222,610	400,044	53,590	64,781
216th Street3	Manhattan	NY	1	2,460,000	60,000	160,656	54,093	38,123	51,821	948,832	311,867	35,661	48,955
161st Street2	The Bronx	NY	1	4,617,137	237,983	199,667	64,948	23,956	35,877	734,022	236,490	25,864	39,464
Fund III
Westport	Westport	CT	3	1,741,544	27,033	43,980	16,452	157,068	202,669	113,415	42,948	128,347	162,965
Cortlandt Towne Center	Mohegan Lake	NY	3	9,287,863	641,211	36,790	11,992	98,885	106,063	89,641	30,347	90,138	100,808
654 Broadway5	New York	NY	1	300,000	2,896	70,572	34,946	73,978	128,584	271,509	127,536	70,980	121,380
640 Broadway5	New York	NY	1	645,281	4,483	70,572	34,946	73,978	128,584	271,509	127,536	70,980	121,380
New Hyde Park Shopping Center	New Hyde Park	NY	3	853,704	31,498	184,784	66,069	99,327	121,864	548,457	186,573	91,812	112,332
White City	Shrewsbury	MA	3	4,724,954	255,243	94,955	38,180	49,759	62,004	211,652	80,653	54,993	68,709
White Oak	Silver Spring	MD	3	874,416	64,626	92,060	34,141	80,124	97,014	256,978	88,658	78,604	94,563
Parkway Crossing	Parkville	MD	3	1,274,070	260,241	188,463	68,889	55,950	66,501	422,951	154,241	55,841	69,175
Lincoln Road	Miami Beach	FL	3	2,348,380	61,443	60,730	35,165	44,469	73,128	213,203	100,137	40,684	60,999
Heritage Shops	Chicago	IL	3	2,588,752	105,449	291,977	148,982	70,575	101,644	743,136	328,907	60,757	84,919

Fund I 1
Weighted Average - Based on GLA						22,110	8,246	$86,276	$112,075	35,192	12,933	$89,621	$116,661
Weighted Average - Based on base rent						22,110	8,246	$86,276	$112,075	35,192	12,933	$89,621	$116,661

Fund II - Urban In-Fill 1
Weighted Average - Based on GLA						284,289	96,909	$41,293	$52,149	869,920	282,592	$37,672	$50,532
Weighted Average - Based on base rent						314,864	106,705	$41,412	$52,270	923,297	300,948	$38,473	$51,160

Fund III 1
Weighted Average - Based on GLA						98,302	39,604	$79,715	$92,627	239,436	91,731	$74,705	$88,756
Weighted Average - Based on base rent						94,038	40,534	$83,194	$100,661	240,401	95,864	$76,515	$93,201

Total - Core and Funds1
Weighted Average - Based on GLA						80,771	30,549	$67,677	$80,086	211,202	79,453	$67,867	$79,664
Weighted Average - Based on base rent						95,758	36,542	$72,399	$90,385	274,381	105,210	$72,055	$88,848

Notes:
1 Does not include the Kroger/Safeway Portfolio. Calculations have been pro-rated based on the Company's ownership % in the joint venture.
2 Reflects 1 and 2 mile radius figures.
3 Reflects 1 and 3 mile radius figures.
4 Reflects 2 and 3 mile radius figures.
5 Reflects .5 and 1 mile radius figures.

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.  Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's.  The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO")  and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.